Exhibit 99.9

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
POPULAR FINANCIALS SERVICES, LLC                                         February 1, 2002
================================                                         ----------------
a Popular, Inc. Company             FIXED RATES - MIXED USE LENDING      see separate sheet for Residential & ARM Programs
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Wholesale Underwriting & Pricing Guidelines:  QUALITY CUSTOMER SERVICE GUARANTEED!! ....
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                                 25/10          25/5
         MIXED USE           BALLOON          BALLOON        15 YR. TERM      MAX - LTV            DEBT
          PROGRAMS               RATE           RATE                                             SERVICE
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
             A                 9.74 Par       9.50 Par        10.25 Par         75 PMF      MIN-1.15 /6 UNITS
          Full Doc              9.25 +1       8.99 +1          9.74 +1        70 REFI'S     MIN-1.30 > 6 UNITS
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             B                 10.74 Par     10.49 Par        11.25 Par         75 PMF      MIN-1.15 /6 UNITS
          Full Doc             10.25 +1       9.99 +1         10.74 +1        70 REFI'S     MIN-1.30 > 6 UNITS
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       A - "LIMITED"           10.99 Par     10.74 Par        11.25 Par         75 PMF           MIN 1.0
                               10.50 +1       10.25 +1        10.74 +1        70 REFI'S
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       B - "LIMITED"           11.99 Par     11.74 Par           N/A            70 PMF           MIN 1.0
                               11.50 +1       11.25 +1                        65 REFI'S
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                                                                                                  POPULAR FINANCIAL
         MIXED USE             FICO           MTG HISTORY       CREDIT PROFILE       MAXIMUM      WHOLESALE LENDING
          PROGRAMS             Range        (LAST 12 MONTHS)                       LOAN AMOUNT        DIVISION
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
             A                 590+              1 X 30              GOOD              750K
          Full Doc
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             B                570-589            2 X 30          SATISFACTORY          500K
          Full Doc
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       A - "LIMITED"           590+              1 X 30              GOOD              300K

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       B - "LIMITED"          570-589            2 X 30          SATISFACTORY          300K

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                Examples of Acceptable Mixed Use Properties - apartment buildings
                                5 - 12 units, storefronts with apartments
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Light Commercial Applications Accepted on Exception Basis:
-  Maximum loan size $300K / Maximum 60% LTV
-  Credit Guidelines same as Mixed Use (above).
-  Blanket mortgage on both primary residence and commercial property.
-  Examples of Acceptable  Light Commercial  Properties-  professional office buildings, funeral homes, bed & breakfast.
-  Examples   of    Unacceptable    Light    Commercial    Properties-
   warehouse/storage   facility,   auto  repair  shop,  gas  stations,
   environmentally unsafe properties, churches and not for profit buildings.


GENERAL FOOTNOTES:
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1. "New Jersey  Only" - Mixed  Use/Commercial  1-6
   units are regulated under the MTG BANK ACT - NO
   PROCESSING FEE.
2. Underwriting  Fee $100;  Commitment Fee $500.00
   for M/U &  Commercial,  Tax Fee $60.00,  Credit
   Report Fee $15.00, and Doc Prep Fee $100.00.
3. All M/U and Commercial Loan  Applications  must      6. Minimum  550 FICO (no  exceptions).  If  credit
   be   accompanied  by  Rent  Roll  and  Original         score is below  target  FICO  range  add .25 to
   Pictures  of  Subject  (interior  and  exterior         rate.
   along with street scenes).
4. Minimum  3  Year   Prepayment   Penalty   Where      7. Minimum  DSC  of  1.0 - 1.4  accepted.  Leases,
   Permissible                                             Schedule  E  and  1040  and/or  appraisal  must
5. 2 Year seasoning  required for all  refinances,         support DSC of 1%
   capital  improvements  can be included in value
   with cancelled checks,  improvement  contract's
   and   submission    pictures   showing   actual
   improvements made on subject.
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